UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities and Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Gamida Cell Ltd.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On October 11, 2023, Gamida Cell Ltd. (the “Company”) mailed to its shareholders of record as of the close of business on September 11, 2023 the following materials relating to the Company’s 2023 annual general meeting of shareholders (the “Annual Meeting”):

IMPORTANT ANNUAL GENERAL MEETING

PLEASE VOTE TODAY!

October 11, 2023

Dear Fellow Shareholder,

With approximately one week remaining to vote your proxy, if we have not yet received your voting instructions for the Annual General Meeting of Shareholders of Gamida Cell Ltd. to be held on Thursday, October 19, 2023, please vote today. Your vote is extremely important, no matter how many shares you hold.

For the reasons set forth in the proxy statement, dated September 13, 2023, your Board recommends that you vote “FOR” all director nominees in Proposal 1 and “FOR” Proposals 2, 3, 4, 5 and 6.

Under Proposal 6, we are seeking approval of an increase in the number of our ordinary shares authorized for issuance in our share reserve. In reaching its determination to approve this proposal, your Board, with advice from management and financial and legal advisers, considered a number of factors, including the Company’s current financial condition, anticipated cash flow and liquidity needs, including its outstanding debt obligations. After evaluating these factors, and based upon their knowledge of the Company’s business, financial condition and prospects, potential financing alternatives (or lack thereof), and the views of the Company’s management, the Board concluded that the potential increase in the Company’s authorized share capital is in the Company’s best interests and in the best interests of its shareholders.

Please note, that both ISS and Glass Lewis, the largest and most influential proxy advisory firms in the world, have both recommended that their clients vote “FOR” Proposal 6.

Using the control number provided on the enclosed proxy card, please vote via the internet at www.proxyvote.com as soon as possible or alternatively, please sign, date, and return the enclose card.

We continue to work on your behalf to create shareholder value and appreciate your support.

Sincerely,

Shawn Tomasello
Shawn C. Tomasello Chairwoman of the Board of Directors

Cautionary Note Regarding Forward Looking Statements

This letter contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statement describing Gamida Cell’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Such statements are subject to a number of risks, uncertainties and assumptions including those related to clinical, scientific, regulatory and technical developments and those inherent in the process of developing and commercializing product candidates that are safe and effective for use as human therapeutics. In light of these risks and uncertainties, and other risks and uncertainties that are described in the Risk Factors section and other sections of Gamida Cell’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 14, 2023, and other filings that Gamida Cell makes with the SEC from time to time (which are available at www.sec.gov), the events and circumstances discussed in such forward-looking statements may not occur, and Gamida Cell’s actual results could differ materially and adversely from those anticipated or implied thereby. Although Gamida Cell’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Gamida Cell. As a result, you are cautioned not to rely on these forward-looking statements.

GAMIDA CELL LTD.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 18, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 18, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V23111-P98805 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

GAMIDA CELL LTD.

The Board of Directors recommends you vote FOR Proposals 1 through 6:

1. To elect Mr. Kenneth I. Moch and Mr. Jeremy Blank, each to serve as a Class II director of the Company, and to hold office until the close of business of the annual general meeting of shareholders to be held in 2026 and until each such individual's successor is duly elected and qualified, or until each such individual's earlier resignation or removal.

Nominees:	For	Against	Abstain
1a. Mr. Kenneth I. Moch	☐	☐	☐
1b. Mr. Jeremy Blank	☐	☐	☐
2. To approve the re-appointment of Kost, Forer, Gabbay & Kasierer, a member firm of Ernst & Young Global, as the Company's independent auditors for the fiscal year ending December 31, 2023, and its service until the annual general meeting of shareholders to be held in 2024.	☐	☐	☐
3. To approve an amendment to the Company's compensation policy for its office holders.	☐	☐	☐

	Yes	No
3a. I confirm that I do not have a personal interest in the resolution under Proposal 3 and I am not a controlling shareholder of the Company.	☐	☐

	For	Against	Abstain
4. To approve the compensation terms and equity awards for the Company's Chief Executive Officer, Ms. Abigail Jenkins.	☐	☐	☐
5. To approve the amended non-executive directors' compensation.	☐	☐	☐
6. To approve the increase in the Company's authorized share capital from NIS 2,250,000, divided into 225,000,000 ordinary shares to NIS 3,250,000, divided into 325,000,000 ordinary shares via the adoption of an amendment to Article 5.1.1 of the Company's current Articles of Association (the "**Articles**").	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Shareholders entitled to notice of and to vote at the annual general meeting or at any adjournment(s) or postponement(s) thereof shall be determined as of the close of business on September 11, 2023, the record date fixed by the board of directors of the Company for such purpose.

The signer hereby revokes all previous proxies given by the signer to vote at the annual general meeting or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Proxy Statement is available at www.proxyvote.com.

V23112-P98805

GAMIDA CELL LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 19, 2023

The undersigned, a shareholder of Gamida Cell Ltd. (the "Company"), hereby appoints Ms. Abigail Jenkins, Mr. Joshua Patterson and Ms. Terry Coelho, and each of them, acting individually as the attorney and proxy for the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the Annual General Meeting of Shareholders of the Company (the "Meeting") to be held at 55 Hudson Yards, New York, New York 10001, on Thursday, October 19, 2023 at 10:00 a.m. Eastern Time (5:00 p.m. Israel Time), or at any adjournment(s) or postponement(s) thereof, with respect to all of the Ordinary Shares of the Company (the "Shares") which the undersigned would be entitled to vote as indicated with respect to the matters set forth on the reverse side of this ballot. Subject to applicable law and the rules of Nasdaq, in the absence of such instructions, the Shares represented by properly executed and received proxies will be voted "FOR" the election of the Board's nominees and all of the proposed resolutions to be presented at the Meeting or any adjournment(s) or postponement(s) thereof for which the Board of Directors of the Company recommends a "FOR" vote.

This Proxy also delegates, to the extent permitted by applicable law, discretionary authority to vote with respect to any other business which may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND MAIL THE ENTIRE PROXY PROMPTLY, ALONG WITH PROOF OF IDENTITY IN ACCORDANCE WITH THE COMPANY'S PROXY STATEMENT, IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

Additional Information and Where to Find It

On September 13, 2023, the Company filed the definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement (including any amendments or supplements thereto) and other documents filed or that will be filed with the SEC through the web site maintained by the SEC at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company’s website at www.athersys.com or by written request to the Company at 116 Huntington Avenue, 7th Floor, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting. For information regarding the Company’s directors and executive officers, please see the Proxy Statement, the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, the Company’s subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by the Company from time to time the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the definitive Proxy Statement and other relevant documents filed with the SEC. Free copies of these documents may be obtained free of charge from the Company’s website at www.gamida-cell.com or by written request to the Company at 116 Huntington Avenue, 7th Floor, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com.